UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2024

BigBear.ai Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2024, BigBear.ai Holdings, Inc. (the “Company”) announced that Norm Laudermilch plans to step down from the position of Chief Operating Officer, effective as of February 21, 2024 (the “Separation Date”).

On February 21, 2024, the Company entered into a separation and release agreement (the “Separation and Release Agreement”), pursuant to which Mr. Laudermilch will receive the following payments and benefits: (i) a lump sum payment of his base salary for a period of 6 months, (ii) an acceleration of a number of restricted stock units equal to thirty-five per cent of his base salary, based on the closing price of the Company’s shares on Mr. Laudermilch’s last day of employment, and (iii) a lump sum payment which represents the cost of the employer share of health and welfare premiums for plans in which Mr. Laudermilch was enrolled as of the Separation Date for a period of three (3) months (collectively, the “Severance Benefits”). In exchange for the Severance Benefits, Mr. Laudermilch has agreed to a release of claims in favor of the Company and reaffirmed his commitment to comply with his existing restrictive covenant obligations. A replacement for Mr. Laudermilch’s position will not be pursued at this time.

The foregoing is not a complete description of the parties’ rights and obligations under the Separation and Release Agreement and is qualified by reference to the full text and terms of the agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Separation and Release Agreement, dated as of February 21, 2024, by and between BigBear.ai Holdings, Inc. and Mr. Laudermilch.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2024	By:	/s/ Sean Ricker
	Name:	Sean Ricker
	Title:	Chief Accounting Officer

3